UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2008

Alon USA Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32567	74-2966572
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7616 LBJ Freeway, Suite 300, Dallas, Texas		75251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 367-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2008, the Board of Directors of Alon USA Energy, Inc. (the "Company") acted unanimously to elect Mr. Ron Fainaro to serve as a Director of the Company until the next annual meeting of stockholders. Mr. Fainaro is not presently expected to serve on any Board committees.

Mr. Fainaro, age 40, currently serves as the Chief Financial Officer of Africa Israel Investments, Ltd. ("Africa Israel"), a holding company that owns through a subsidiary 26.14% of Alon Israel Oil Company, Ltd., the Company’s largest stockholder. Prior to joining Africa Israel, Mr. Fainaro served as the Chief Financial Officer of ECtel Ltd., a software company, from June 2005 to July 2007. From September 2001 to May 2005, Mr. Fainaro served as the Vice President of Finance and Chief Financial Officer of Technomatics, Inc. Mr. Fainaro also serves as a director of Blue Square-Israel, Ltd., which is listed on the New York Stock Exchange and the Tel Aviv Stock Exchange. Mr. Fainaro is a certified public accountant licensed in Israel.

On the date of his appointment, Mr. Fainaro and the Company entered into the Company’s standard form of Director Indemnification Agreement. Pursuant to this agreement, subject to the exceptions and limitations provided therein, the Company has agreed to hold harmless and indemnify Mr. Fainaro to the fullest extent authorized by Delaware law, as required by the Company’s certificate of incorporation. The agreement eliminates the rights of the Company and our stockholders, through stockholders’ derivative suits on behalf of the Company, to recover monetary damages against Mr. Fainaro for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. However, exculpation does not apply if Mr. Fainaro acts in bad faith, knowingly or intentionally violates the law, authorizes illegal dividends or redemptions or derives an improper benefit from his actions as director. The foregoing description is qualified in its entirety by the full text of the form of Director Indemnification Agreement, which was filed as Exhibit 10.31 to the Company’s Form S-1 filed on May 11, 2005, and is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.

January 11, 2008	By:	Harlin R. Dean

Name: Harlin R. Dean
Title: Vice President, General Counsel and Secretary